EXHIBIT 10.3

                      FIRST AMENDMENT TO FACILITY AGREEMENT


         THIS FIRST AMENDMENT TO FACILITY AGREEMENT (this "Amendment") is made and entered into as of October 5, 2005 (the "Effective Date) by and among OWLSTONE NANOTECH INC, a Delaware corporation ("Borrower") and ADVANCE NANOTECH, INC., a Colorado corporation ("Lender"), and is made with reference to the following:

         A. Owlstone Limited and Advance Nanotech Limited have entered into that certain Facility Agreement, dated as of May 28, 2004, (as the same may hereafter be amended, modified, extended and/or restated from time to time, the "Facility Agreement"). Pursuant to the Facility Agreement, Advance Nanotech Limited has made certain advances to Owlstone Limited. Owlstone Limited and Advance Nanotech Limited, through respective share transfer agreements with their parent companies, wish to amend the Facility Agreement to reflect the respective parent company as Borrower and Lender.

         B. Borrower has requested that Lender increase its commitment from Two Million Dollars ($2,000,000) to Three Million Dollars ($3,000,000), to be advanced under the same terms and conditions of the Facility Agreement.

         C.       Lender  has  agreed  to  provide  the   additional   financing
requested by Borrower, provided that Borrower agrees to (1) amend certain provisions of the Facility Agreement and (2) issue to Lender common stock of Borrower as more particularly set forth below and in connection with the execution and delivery of this Agreement.

          NOW, THEREFORE, in consideration of the premises and the agreements, conditions and covenants contained herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. TERMS DEFINED IN FACILITY AGREEMENT. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Facility Agreement.

         2.       For purposes hereof, "Effective Date" means October 5, 2005.

         3. Effective as of the Effective Date, the following terms are added to SECTION 1 of the Facility Agreement in their proper alphabetical sequence:

                           "OWLSTONE  COMMON  SHARES"  means the common stock of
                  Owlstone Nanotech Inc, a Delaware corporation.

                           "FIRST  AMENDMENT"  means  this  First  Amendment  to
                  Facility Agreement dated as of this date by and among Borrower and Lender.


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         3.       Effective as of the Effective Date,  SECTION 2 of the Facility
Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           "THE  AMENDED  FACILITY."  Subject  to the  terms and
                  conditions of this Agreement, Lender hereby, severally and not jointly, agrees to make loans to Borrower (collectively, the "Loans") totaling Three Million Dollars ($3,000,000), over a mutually agreed time which amounts may be repaid at any time prior to the Maturity Date without premium or penalty but which amounts shall not be advanced further by Lender. All Loans as of the Effective Date under the Facility Agreement shall be included within The Amended Facility.

         4. Effective as of the Effective Date, SECTION 8 of the Facility Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           8.1  Subject  to  any   requirement   to  make  early
                  repayment in accordance with Clause 8.2 or 18.1, the Loan shall be repayable by Borrower on the Repayment Date.

                           8.2 "MANDATORY  REPAYMENT." Upon receipt of a minimum
                  of Five Million Dollars or greater of equity, convertible debt, or similar type financing by Borrower, Borrower shall immediately repay the Loan in its entirety.

         5. Effective as of the Effective Date, SECTION 17.3 of the Facility Agreement is hereby added:

                           17.3 Lender shall prepare and file with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended, (the "Act") covering the 6,000,000 shares given as consideration pursuant to this Amendment. Lender shall use commercially reasonable efforts to cause such Registration Statement to become effective as promptly thereafter as is commercially reasonable and to keep the Registration Statement continuously effective until the distribution of the shares thereunder is complete. The proposed Registration Statement and all amendments thereto will be submitted to Lender and its counsel prior to filing with the Commission. The Registration Statement and all amendments and supplements thereto will be in a form reasonably satisfactory to Lender and its counsel and will contain such other information as may be required by the Act and the rules and regulations of the Commission thereunder.

         6. FIRST AMENDMENT LENDER FEES. As consideration for this First Amendment, Borrower shall issue to Lender, or its designees, Owlstone Common Shares equal to 6,000,000 shares of Borrower.

         7. CONDITIONS PRECEDENT. The satisfaction of the following shall be conditions precedent to the effectiveness of this Amendment:


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                  7.1      AMENDMENT. Lender shall have received this Amendment,
duly executed by Borrower.

         8. GENERAL AMENDMENT. Effective as of the Effective Date, the Facility Agreement, is hereby amended to the further extent required to give effect to the terms and conditions of the amendments to the Facility Agreement effected hereunder.

         9. FULL FORCE AND EFFECT. Except as amended hereby, the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect. 10. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which, taken together, shall constitute but one and the same instrument. 11. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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         IN WITNESS WHEREOF,  the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

                             "BORROWER"

                             OWLSTONE NANOTECH INC, a Delaware corporation



                             By:    /s/ Paul Boyle
                                ------------------------------------------------

                             Name:  Paul Boyle
                                  ----------------------------------------------

                             Its:   President, Operations
                                 -----------------------------------------------


                             "LENDER"

                             ADVANCE NANOTECH, INC., a Colorado corporation



                             By:    /s/ Thomas P. Finn
                                ------------------------------------------------

                             Name:  Thomas P. Finn
                                  ----------------------------------------------

                             Its:   CFO
                                 -----------------------------------------------


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